Exhibit 10.2

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [**], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ASSURANCE AGREEMENT

THIS ASSURANCE AGREEMENT (this “Assurance Agreement”) is made to be effective as of February 27, 2025 (the “Effective Date”), by and among Coastal Community Bank, a Washington chartered bank (“Coastal”), Dave Inc., a Delaware corporation, (“Dave”), and Dave Operating LLC, a Delaware limited liability company (“Dave Operating”). Each of Coastal, Dave, and Dave Operating shall also be referenced as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Coastal and Dave expect to enter into a program agreement of even date (the “Program Agreement”), pursuant to which Coastal provides banking services to Customers, including opening and maintaining deposit accounts and ExtraCash accounts, which are then marketed and serviced by Dave;

WHEREAS, Dave Operating is a wholly owned subsidiary of Dave; and

WHEREAS, Coastal, Dave, and Dave Operating desire for Dave to be bound by the terms of this Assurance Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1.
Dave Obligations. In order to induce Coastal to enter into the Program Agreement, Dave agrees to assure, to assume, to perform, and to be responsible for all of Dave Operating’s financial obligations under the Program Agreement. [**]

2.
Joint and Several Liability. Dave and Dave Operating shall be jointly and severally liable for all financial obligations under the Program Agreement.

IN WITNESS WHEREOF, the Parties have executed this Assurance Agreement as of the date first written above.

COASTAL COMMUNITY BANK

By: /s/ Michael Culp_________________
Name: Michael Culp
Its: EVP, Chief Revenue Officer

DAVE INC.

By: /s/ Kyle Beilman_________________
Name: Kyle Beilman
Its: Chief Financial Officer

DAVE OPERATING LLC

By: /s/ Kyle Beilman________________
Name: Kyle Beilman
Its: Chief Financial Officer

Assurance Agreement – Page 2